UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 28, 2006
                                                                                    -------------------------

Commission File Number:	0-8952

SB PARTNERS
(Exact name of registrant as specified in its charter)

New York	13-6294787
(State or other jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification No.)

1251 Avenue of the Americas, N.Y., N.Y.	10020
(Address of principal executive offices)	(Zip Code)

(212) 408-5000
(Registrant's telephone number, including area code)

(Former name, former address and former fiscal year, if changed since last report.)

Item 7. Financial Statements

The following unaudited and pro forma financial information is included as amendments to the Forms 8-K filed on December 4, 2006 and January 3, 2007.

In assessing the acquisition of 175 Ambassador Drive, a 331,089 square foot industrial building located in Naperville, Illinois, the Registrant considered historical and estimates of future cash flows, physical condition, location, the competitive nature of the market, and the existing tenant. Furthermore, anticipated maintenance and repair costs and capital improvement requirements were evaluated. An expansion of the property of approximately 89,000 square feet, which approximates a 37% increase of square footage, was completed recently, before the acquisition of the property, and due to which, rental income is increasing approximately 29%. After reasonable inquiry, the Registrant is not aware of any other material factors that would cause the reported financial information in the accompanying Statement of Revenue and Certain Expenses not to be indicative of future operating results, although no assurance can be given that the historical financial information will be representative of future results.

Due to the completion of the expansion and the increase in rental income we are not presenting a Statement of Revenue and Certain Expenses for 2005 as it would not be indicative of future results.

The following pro forma consolidated financial statements reflect the acquisition and financing of 175 Ambassador Drive by the Registrant on November 28, 2006. As the Registrant assumed the seller’s existing mortgage note with a balance of $7,107,318 secured by the property, the consolidated balance sheet as of the last filing, September 30, 2006, has been adjusted to reflect the inclusion of the assets and liabilities of the newly acquired commercial property, as well as the assumed mortgage note, as if the acquisition and financing had occurred at the end of the period. The consolidated statement of operations for the nine months ended September 30, 2006 and for the year ended December 31, 2005 has been restated to reflect the results of operations of the Registrant as if the acquisition and financing had been consummated at the beginning of the periods presented.

In addition, the following pro forma financial statements reflect the sale of Halton Place Apartments by the Registrant on December 20, 2006. The balance sheet as of the last filing, September 30, 2006, has been adjusted to reflect the removal of the assets and liabilities of this property as if the sale had been consummated on the balance sheet date. The statement of operations for the nine months ended September 30, 2006 and for the year ended December 31, 2005 has been adjusted to reflect the results of operations of the Registrant as if the sale had been consummated at the beginning of the periods presented.

Furthermore, the consolidated statement of operations for the nine months ended September 30, 2006 and the year ended December 31, 2005 have been restated to reflect the results of the operations of the Registrant as if the real estate sale of Holiday Park Apartments and the unimproved land on May 2, 2006 had taken place at the beginning of the periods presented. Lastly, the consolidated statement of operations for the year ended December 31, 2005 has been restated to reflect the results of the operations of Cypress Key, which was sold on March 28, 2005, 435 Park Court, which was acquired on October 5, 2005, and Waterview Apartments, which was sold on December 22, 2005, as if these transactions had taken place at the beginning of the year. The Registrant is reflecting these transactions in accordance with the rules and regulations regarding the filing of Form 8-K, as the transactions were consummated during the fiscal periods presented. Please refer to the Forms 8-K filed May 12, 2006, January 6, 2006, March 7, 2006, as amended, October 18, 2005, December 19, 2005, as amended, and May 21, 2005 filed in connection with these transactions.

SB PARTNERS
FORM 8-K/A
INDEX TO FINANCIAL STATEMENTS

Statement of Revenue and Certain Expenses for the nine months ended September 30, 2006 (Unaudited)	4

Notes to Statement of Revenue and Certain Expenses (Unaudited)	5

Pro Forma Consolidated Balance Sheet as of September 30, 2006 (Unaudited)	6

Pro Forma Consolidated Statement of Operations for the nine months ended September 30, 2006 (Unaudited)	7

Pro Forma Consolidated Statement of Operations For the year ended December 31, 2006	8-9

Notes to Pro Forma Consolidated Financial Statements (Unaudited)	10-12

175 AMBASSADOR DRIVE
STATEMENT OF REVENUE AND CERTAIN EXPENSES
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2006
(UNAUDITED)

REVENUE:
Rent income	$730,867
Expense reimbursements	12,870

Total Revenue	743,737

EXPENSE:
Real estate operating expenses	22,635
General and administrative expenses	14,199

Total Expenses	36,834

REVENUE IN EXCESS OF CERTAIN EXPENSES	$706,903

The accompanying notes are an integral part of this financial statement.

175 AMBASSADOR DRIVE

NOTES TO STATEMENT OF REVENUE AND CERTAIN EXPENSES

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2005

(UNAUDITED)

1.	BASIS OF PRESENTATION

The accompanying Statement of Revenue and Certain Expenses relates to the operations of 175 Ambassador Court, a 331,089 square foot commercial property located in Naperville, Illinois.

The accompanying financial statement has been prepared for the purpose of complying with Rule 3-14 of Regulation S-X of the Securities and Exchange Commission and thus excludes certain expenses, such as depreciation and amortization, not related to the future operations of the property. Management is not aware of any material factors, other than discussed on the first page of this form, relating to the property, which would cause the reported financial information not to be indicative of future operating results.

2.	SIGNIFICANT ACCOUNTING POLICIES

The accompanying Statement of Revenue and Certain Expenses was prepared using the accrual basis of accounting in accordance with generally accepted accounting principles. Rental income is recognized on a straight-line basis over the term of the lease. The preparation of financial statements in conformity with generally accepted accounting principles requires the use of certain estimates in determining the reported amounts of revenues and expenses. Actual results could differ from those estimates.

SB PARTNERS
(a New York limited partnership)
PRO FORMA BALANCE SHEET
As of September 30, 2006
(UNAUDITED)

		PRO FORMA ADJUSTMENTS
		(SEE NOTE 2)
		PURCHASE OF	SALE OF	PRO FORMA
		175 AMBASSADOR	HALTON PLACE	BALANCE
	AS REPORTED	DRIVE	APARTMENTS	SHEET
Assets:
Investments -
Real Estate, at cost
Land	$1,985,000	$2,080,000	$-	$4,065,000
Buildings, furnishings and improvements	18,166,996	18,851,261	-	37,018,257
Less - accumulated depreciation	(833,139)	-	-	(833,139)
	19,318,857	20,931,261	-	40,250,118

Real estate held for sale	24,306,834	-	(11,809,151)	12,497,683
Investment in joint venture	16,411	-	-	16,411
	43,642,102	20,931,261	(11,809,151)	52,764,212

Other Assets -
Cash and cash equivalents	15,373,985	(13,066,654)	12,249,967	14,557,298
Other assets	300,038	71,073	-	371,111
Other assets in discontinued operations	240,891	-	(31,539)	209,352

Total assets	$59,557,016	$7,935,680	$409,277	$67,901,973

Liabilities:

Mortgage notes payable	$10,000,000	$7,107,319	$-	$17,107,319
Accounts payable and accrued expenses	259,338	758,420	-	1,017,758
Tenant security deposits	78,366	-	-	78,366
Deferred revenue		69,941		69,941
Other liabilities in discontinued operations, including
$9,514,934 of mortgage notes payable	9,940,961	-	(166,858)	9,774,103

Total liabilities	20,278,665	7,935,680	(166,858)	28,047,487

Partners' Capital:
Units of partnership interest without par value;
Limited partners - 7,753 units	39,291,719	-	576,061	39,867,780
General partner - 1 unit	(13,368)	-	74	(13,294)

Total partners' capital	39,278,351	-	576,135	39,854,486

Total liabilities & partners' capital	$59,557,016	$7,935,680	$409,277	$67,901,973

See accompanying notes to pro forma consolidated financial statements.

SB PARTNERS
(a New York limited partnership)
PRO FORMA STATEMENT OF OPERATIONS
For the Nine Months Ended September 30, 2006
(UNAUDITED)

		PRO FORMA ADJUSTMENTS
		(SEE NOTE 2)
		PURCHASE OF	SALE OF	SALE OF	RESTATED
	AS	175 AMBASSADOR	HOLIDAY PARK	HALTON PLACE	INCOME
	REPORTED	DRIVE	APARTMENTS	APARTMENTS	STATEMENT
Revenues:
Rental income	$1,299,603	$730,867	$-	$-	$2,030,470
Other	582,956	12,870	-	-	595,826
Interest on short-term investments	371,514	-	-	-	371,514

Total revenues	2,254,073	743,737	-	-	2,997,810

Expenses:
Real estate operating expenses	394,252	36,834	-	-	431,086
Interest on mortgage notes payable	483,333	310,895	-	-	794,228
Depreciation and amortization	351,447	57,917	-	-	409,364
Real estate taxes	370,739	-	-	-	370,739
Management fees	532,267	208,696	(43,491)	(201,190)	496,282
Other	20,472	-	-	-	20,472

Total expenses	2,152,510	614,342	(43,491)	(201,190)	2,522,171

Income from operations	101,563	129,395	43,491	201,190	475,639

Equity in net loss of joint venture	(18,389)	-	-	-	(18,389)

Income from continuing operations	83,174	129,395	43,491	201,190	457,250

Income (loss) from discontinuing operations	532,193	-	(9,482)	(430,619)	92,092

Net gain (loss) on sale of investment in real estate	11,770,108	-	(11,770,108)	-	-

Net income (loss)	12,385,475	129,395	(11,736,099)	(229,429)	549,342

Income (loss) allocated to general partner	1,598	17	(1,514)	(30)	71

Income (loss) allocated to limited partners	$12,383,877	$129,378	$(11,734,585)	$(229,399)	$549,271

Earnings per unit of limited partnership interest
(basic and diluted)

Continuing operations	$11	$17	$6	$26	$59

Discontinued operations (including gain on sale)	$1,587	$-	$(1,519)	$(56)	$12

Net income (loss)	$1,598	$17	$(1,514)	$(30)	$71

Weghted Average Number of Units of Limited
Partnership Interest Outstanding	7,753	7,753	7,753	7,753	7,753

See accompanying notes to pro forma consolidated financial statements.

SB PARTNERS
(a New York limited partnership)
PRO FORMA STATEMENT OF OPERATIONS
For the Year Ended December 31, 2005
(UNAUDITED)

		PRO FORMA ADJUSTMENTS
		(SEE NOTE 2)
		SALE OF	PURCHASE	SALE OF
	AS	WATERVIEW	OF 435 PARK	CYPRESS KEY
	REPORTED	APARTMENTS	COURT	APARTMENTS	SUBTOTAL
Revenues:
Rental income	$4,128,833	$-	$874,152	$-	$5,002,985
Other	420,996	-	6,093	-	427,089
Interest on short-term investments	87,301	-	-	-	87,301

Total revenues	4,637,130	-	880,245	-	5,517,375

Expenses:
Real estate operating expenses	1,929,328	(391)	50,544	-	1,979,481
Interest on mortgage notes payable	942,510	-	313,606	-	1,256,116
Depreciation and amortization	1,045,232	-	288,204	-	1,333,436
Real estate taxes	452,284	-	23,670	-	475,954
Management fees	687,210	(73,933)	106,025	(75,205)	644,097
Other	307,291	(14,075)	311	-	293,527

Total expenses	5,363,855	(88,399)	782,360	(75,205)	5,982,611

(Loss) income from operations	(726,725)	88,399	97,885	75,205	(465,236)

Equity in net income (loss) of joint venture	3,342,104	(3,342,104)	-	-	-

Income (loss) from continuing operations	2,615,379	(3,253,705)	97,885	75,205	(465,236)

(Loss) income from discontinuing operations	(1,316,254)	-	-	1,613,006	296,752

Net gain on sale of investment in real estate	6,350,771	-	-	(6,350,771)	-

Net income (loss)	7,649,896	(3,253,705)	97,885	(4,662,560)	(168,484)

Income (loss) allocated to general partner	987	(420)	13	(602)	(22)

Income (loss) allocated to limited partners	$7,648,909	$(3,253,285)	$97,872	$(4,661,958)	$(168,462)

Earnings per unit of limited partnership interest
(basic and diluted)

Continuing operations	$337	$(420)	$13	$10	$(60)

Discontinued operations (including gain on sale)	$650	$-	$-	$(612)	$38

Net income (loss)	$987	$(420)	$13	$(602)	$(22)

Weghted Average Number of Units of Limited
Partnership Interest Outstanding	7,753	7,753	7,753	7,753	7,753

See accompanying notes to pro forma consolidated financial statements.

SB PARTNERS
(a New York limited partnership)
PRO FORMA STATEMENT OF OPERATIONS (continued)
For the Year Ended December 31, 2005
(UNAUDITED)

		PRO FORMA ADJUSTMENTS
		(SEE NOTE 2)
	SUBTOTAL	SALE OF	PURCHASE OF	SALE OF	RESTATED
	FROM PRIOR	HOLIDAY PARK	175 AMBASSADOR	HALTON PLACE	INCOME
	PAGE	APARTMENTS	DRIVE	APARTMENTS	STATEMENT
Revenues:
Rental income	$5,002,985	$-	$875,139	$(1,531,167)	$4,346,957
Other	427,089	-	30,910	(52,946)	405,053
Interest on short-term investments	87,301	-	-	(145)	87,156

Total revenues	5,517,375	-	906,049	(1,584,258)	4,839,166

Expenses:
Real estate operating expenses	1,979,481	-	47,014	(762,444)	1,264,051
Interest on mortgage notes payable	1,256,116	-	421,506	(89,105)	1,588,517
Depreciation and amortization	1,333,436	-	500,640	(425,625)	1,408,451
Real estate taxes	475,954	-	-	(135,452)	340,502
Management fees	644,097	(91,353)	278,562	(246,698)	584,608
Other	293,527	-	-	(7,064)	286,463

Total expenses	5,982,611	(91,353)	1,247,722	(1,666,388)	5,472,592

(Loss) income from operations	(465,236)	91,353	(341,673)	82,130	(633,426)

Equity in net income (loss) of joint venture	-	-	-	-	-

Income (loss) from continuing operations	(465,236)	91,353	(341,673)	82,130	(633,426)

(Loss) income from discontinuing operations	296,752	(296,752)	-	-	-

Net gain on sale of investment in real estate	-	-	-	-	-

Net income (loss)	(168,484)	(205,399)	(341,673)	82,130	(633,426)

Income (loss) allocated to general partner	(22)	(26)	(44)	11	(81)

Income (loss) allocated to limited partners	$(168,462)	$(205,373)	$(341,629)	$82,119	$(633,345)

Earnings per unit of limited partnership interest
(basic and diluted)

Continuing operations	$(60)	$12	$(44)	$11	$(81)

Discontinued operations (including gain on sale)	$38	$(38)	$-	$-	$(0)

Net income (loss)	$(22)	$(26)	$(44)	$11	$(81)

Weghted Average Number of Units of Limited
Partnership Interest Outstanding	7,753	7,753	7,753	7,753	7,753

See accompanying notes to pro forma consolidated financial statements.

SB PARTNERS
(a New York limited partnership)

NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
(UNAUDITED)

(1) Accounting and Financial Reporting

            The consolidated financial statements included herein are unaudited; however, the information reflects all adjustments (consisting solely of normal recurring adjustments) that are, in the opinion of management, necessary to a fair presentation of the financial position and results of operations for the year presented. Certain information and footnote disclosures normally included in financial statements prepared in accordance with generally accepted accounting principles have been condensed or omitted pursuant to such rules and regulations, although the Registrant believes that the disclosures are adequate to make the information presented not misleading. It is suggested that these financial statements be read in conjunction with the financial statements and the notes thereto included in the Registrant's latest annual report on Form 10-K, and Forms 8-K filed May 12, 2006, January 6, 2006, March 7, 2006, as amended, October 18, 2005, December 19, 2005, as amended, and
    May 21, 2005 filed in connection with these transactions.

(2) Pro Forma Adjustments

            The consolidated balance sheet as of the last filing date, September 30, 2006, has been restated to reflect the addition of the assets and liabilities related to 175 Ambassador Drive, and the assumed mortgage note payable, as if the transactions had occurred on such date. The total costs to acquire 175 Ambassador Drive,
$20,931,261, have been added to the Registrant’s portfolio of investments in real estate properties. The mortgage assumption fee of $71,073 has been added to other assets. Liabilities assumed at the time of the purchase, accrued expenses of $758,420 and deferred revenue of $69,941 have been added to the Registrant’s total liabilities.  The amount of the mortgage assumed, $7,107,319, which is secured by the property has been added to the total of the Registrant’s mortgage notes payable.
Cash held by the Registrant has been decreased by $13,066,654, the amount of cash paid by the Registrant at closing for the acquisition of 175 Ambassador Drive.

Additionally, the consolidated balance sheet as of the last filing date, September 30, 2006, has been restated to reflect the sale of Halton Place Apartments on
December 20, 2006, as if the transactions had occurred on such date. Accordingly, the assets and liabilities of Halton Place Apartments have been removed from the historical balance sheet to reflect the sale of the property. Assets removed included real estate held for sale of $11,809,151 and other assets in discontinued operations totaling $31,539. Liabilities removed include other liabilities in discontinued operations totaling $166,858. In addition, the balance of cash has been increased by
$12,249,967 to reflect the proceeds from the sale of Halton Place Apartments.

The accompanying pro forma consolidated statement of operations for the nine months ended September 30, 2006 has been adjusted to reflect the results of operations of the Registrant as if the acquisition and financing of 175 Ambassador Drive and the sale of Halton Place Apartments had been consummated at the beginning of the period. Additionally, the consolidated statement of operations for the nine months ended September 30, 2006 has been restated to reflect the results of operations of the Registrant as if the sale of Holiday Park and the unimproved land on May 2, 2006 had taken place at the beginning of the period. The Registrant is reflecting these transactions in accordance with the rules and regulations regarding the filing of Form 8-K, as the transactions were consummated during the fiscal period presented.

  The items of income of 175 Ambassador Drive that have been added to the consolidated statement of operations for the nine months ended September 30,
2006 include rental and other income received from the tenant. All expenses relating to the property including real estate operating expenses, interest on mortgage notes payable, depreciation, and other expenses have also been included. Management fees have been adjusted to reflect the investment in the property.

      The income from discontinuing operations of Halton Place Apartments has been removed from the consolidated statement of operations for the nine months ended September 30, 2006. Also, management fees have been reduced to reflect the sale of the property. In accordance with the rules and regulations regarding the filing of Form 8-K, no gain from the sale of the investment in real estate property is reflected in the pro forma statement of operations.

      The income from discontinuing operations of Holiday Park Apartments has been removed from the consolidated statement of operations for the nine months ended September 30, 2006. Also, management fees have been reduced to reflect the sale of the property. In accordance with the rules and regulations regarding the filing of Form 8-K, no gain from the sale of the investment in real estate property is reflected in the pro forma statement of operations.

The accompanying pro forma consolidated statement of operations for the year ended December 31, 2005 has been adjusted to reflect the results of operations of the Registrant as if the acquisition and financing of 175 Ambassador Drive and the sale of Halton Place Apartments had been consummated at the beginning of the year. Additionally, the consolidated statement of operations for the year ended December 31, 2005 has been restated to reflect the results of operations of the Registrant as if the sale of Cypress Key Apartments on March 28, 2005, the acquisition and financing of 435 Park Court on October 5, 2005, the sale of Waterview Apartments on December 22, 2005 and the sale of Holiday Park on May 2, 2006 had taken place at the beginning of the year. The Registrant is reflecting these transactions in accordance with the rules and regulations regarding the filing of Form 8-K, as the transactions were consummated during the fiscal period presented.

The items of income of 175 Ambassador Drive that have been added to the consolidated statement of operations for the year ended December 31, 2005 include rental and other income received from the tenant. All expenses relating to the property including real estate operating expenses, interest on mortgage notes payable, depreciation, and other expenses have also been included. Management fees have been adjusted to reflect the investment in the property, net of the proceeds of the mortgage note.

The items of income of Halton Place Apartments that have been removed from the consolidated statement of operations for the year ended December 31,
2005 include rental and other income received from the tenant. All expenses relating to the property including real estate operating expenses, interest on mortgage notes payable, taxes, depreciation, and other expenses have also been removed. Also, management fees have been reduced to reflect the sale of the property. In accordance with the rules and regulations regarding the filing of Form 8-K, no gain from the sale of the investment in real estate property is reflected in the pro forma statement of operations.

The loss from discontinuing operations of Holiday Park Apartments has been removed from the consolidated statement of operations for the year ended
December 31, 2005. Also, management fees have been reduced to reflect the sale of the property. In accordance with the rules and regulations regarding the filing of
Form 8-K, no gain from the sale of the investment in real estate property is reflected in the pro forma statement of operations.

The equity income in joint venture of Waterview Apartments has been removed from the consolidated statement of operations for the year ended
December 31, 2005. Furthermore, management fees have been reduced to reflect the sale of the property. In accordance with the rules and regulations regarding the filing of Form 8-K, no gain from the sale of the investment in real estate property is reflected in the pro forma statement of operations.

The items of income of 435 Park Court that have been added to the consolidated statement of operations for the year ended December 31, 2005 include rental and other income received from the tenant. All expenses relating to the property including real estate operating expenses, interest on mortgage notes payable, taxes, depreciation, and other expenses have also been included. Management fees have been adjusted to reflect the investment in the property, net of the proceeds of the mortgage note.

        The loss from discontinuing operations of Cypress Key Apartments has been removed from the consolidated statement of operations for the year ended
December 31, 2005. Also, management fees have been reduced to reflect the sale of the property. In accordance with the rules and regulations regarding the filing of
Form 8-K, no gain from the sale of the investment in real estate property is reflected in the pro forma statement of operations.

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SB PARTNERS
(Registrant)

	By:	SB PARTNERS REAL ESTATE CORPORATION
General Partner

Principal Financial & Accounting Officer
Dated: January 30, 2007	By:	/s/ George N. Tietjen III
George N. Tietjen III
Chief Financial Officer & Treasurer